UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  APRIL 4, 2008
                Date of Report (Date of earliest event reported)


                               EPICEPT CORPORATION
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              DELAWARE                 000-51290              52-1841431
    ------------------------------------------------------------------------
   (State or other jurisdiction      (Commission           (IRS Employer
        of incorporation)            File Number)        Identification No.)


       777 OLD SAW MILL RIVER ROAD
           TARRYTOWN, NEW YORK                                    10591
    ------------------------------------------------------------------------
    (Address of principal executive offices)                   (Zip Code)

                                 (914) 606-3500
              (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
            OR STANDARD; TRANSFER OF LISTING.

EpiCept Corporation, a Delaware corporation (the "Company"), today announced that it has received a letter from the Nasdaq Listings Qualification Department stating that EpiCept is not in compliance with the continued listing requirements of The Nasdaq Capital Market because the market value of the Company's listed securities has fallen below $35,000,000 for 10 consecutive trading days (pursuant to Marketplace Rule 4310(c)(3)(B)).

Pursuant to Nasdaq Marketplace Rule 4450(c)(8)(C), the Company will be provided a period of 30 calendar days, or until May 5, 2008, to regain compliance. In the event that the Company does not regain compliance by May 5, 2008, the Company will have the right to appeal a determination to delist the Company's securities. the Company's securities would remain listed on The Nasdaq Capital Market until the completion of this appeal process.

A copy of a press release relating to the foregoing is attached hereto as
Exhibit 99.1 and is incorporated in this Item 3.01 by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            (c) Exhibits

            99.1  Press release of EpiCept Corporation, dated April 7, 2008.












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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             EPICEPT CORPORATION


                                               /s/ Robert W. Cook
                                             -----------------------------------
                                             Name:  Robert W. Cook
                                             Title: Chief Financial Officer

Date:  April 7, 2008
















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                                  EXHIBIT INDEX

EXHIBIT                                   DESCRIPTION
-------                                   -----------

  99.1     Press release of EpiCept Corporation, dated April 7, 2008.



























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